Exhibit 10.19
FIRST AMENDMENT TO CREDIT AGREEMENT
     FIRST AMENDMENT, dated as of March 12, 2007 (this “Amendment”), to CREDIT AGREEMENT, dated as of November 28, 2005 (as heretofore amended, restated or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among TRONOX INCORPORATED, a Delaware corporation (“Holdings”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC. and CREDIT SUISSE, as joint lead arrangers and joint bookrunners (in such capacity, the “Arrangers”), ABN AMRO BANK N.V., as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK, N.A. AND CITICORP USA, INC., as co-documentation agents (in such capacity, the “Documentation Agents”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and
     WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     2. Amendments to Credit Agreement. In reliance on the representations and warranties set forth in Section 3 below and subject to the satisfaction of the conditions set forth in Section 4 below, the parties hereby agree to the following amendments: Section 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings ending with the last day of any fiscal quarter in any fiscal year of Holdings listed below to exceed the ratio set forth below opposite such fiscal year:

Consolidated Total
Fiscal Year	Leverage Ratio
Fiscal Year 2007	3.75x
Fiscal Year 2008	3.50x
Fiscal Year 2009	3.00x
Fiscal Year 2010	2.50x
Fiscal Year 2011	2.50x”

     (b) Section 7.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of Holdings ending with (i) the last day of any fiscal quarter in fiscal years 2007 and 2009 through 2011 of Holdings and (ii) the last day of the fiscal quarters in fiscal year 2008 of Holdings listed below, to be less than the ratio set forth below opposite such period:

Consolidated Interest
Periods	Coverage Ratio
Fiscal Year 2007	2.00x
Fiscal Quarters ended March 31, 2008 and June 30, 2008	2.50x
Fiscal Quarters ended September 30, 2008 and December 31, 2008	3.00x
Fiscal Year 2009	4.00x
Fiscal Year 2010	4.00x
Fiscal Year 2011	4.00x”
     3. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of Holdings and the Borrower, jointly and severally, represents and warrants as of the date hereof to the Administrative Agent and the Lenders that:
     (a) Each of Holdings and the Borrower (i) has the corporate or limited liability company, as applicable, power and authority, and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;
     (b) No material consent or material authorization of, material filing with, material notice to, material Permit from or other material act by or in respect of, any Governmental Authority and no material consent or material authorization of, material filing with, material notice to or other material act by or in respect of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment except consents, authorizations, filings and notices which prior to the Amendment Effective Date have been obtained or made and each of which on the Amendment Effective Date are in full force and effect;
     (c) This Amendment (i) has been duly executed and delivered on behalf of each of Holdings and the Borrower and (ii) constitutes a legal, valid and binding obligation of each such Person, enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

     (d) The execution, delivery and performance of this Amendment will not violate in any material respect any material Requirement of Law or any Material Contractual Obligation of either of Holdings or the Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such material Requirement of Law or any such Material Contractual Obligation (other than the Liens created by the Security Documents);
     (e) No Default or Event of Default has occurred and is continuing; and
     (f) After giving effect to the amendments herein, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
     4. Conditions to Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions is satisfied (the “Amendment Effective Date”):
     (a) The Administrative Agent shall have received this Amendment, duly executed and delivered by a duly authorized Responsible Officer of each of Holdings and the Borrower;
     (b) The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A (the “Acknowledgment and Consent”), duly executed and delivered by a duly authorized Responsible Officer of each Guarantor;
     (c) The Administrative Agent shall have received a Lender Consent Letter, substantially in the form of Exhibit B (the “Lender Consent Letter”), duly executed and delivered by the Required Lenders;
     (d) Each of the Loan Parties shall have executed and delivered, or shall have caused to be executed and delivered, such other items as the Administrative Agent may reasonably request, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent; and
     (e) The Administrative Agent shall have received all fees required to be paid by the Borrower for which invoices have been presented supported by customary documentation, including reasonable fees, disbursements and other charges of counsel to the Administrative Agent and the Lenders as set forth in Section 5 below, on or before the Amendment Effective Date.
     5. Payment of Fees and Expenses.
     (a) In the event that the Required Lenders and the Borrower execute and deliver this Amendment, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders consenting to this Amendment on or prior to March 9, 2007, an amendment fee 0.075% of the sum of the aggregate principal amount of each such Lender’s outstanding Loans immediately prior to the Amendment Effective Date, and each such Lender’s Revolving Credit Commitment immediately prior to such date payable on the Amendment Effective Date.

     (b) The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
     6. Confirmation of Loan Documents by Loan Parties.
     (a) This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Administrative Agent or the Lenders.
     (b) This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.
     (c) Each of the Borrower and Holdings hereby reaffirms its obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, as the same are amended hereby, and agrees and acknowledges that each such document and all of such obligations thereunder, remain in full force and effect after giving effect to this Amendment.
     7. Counterparts. This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment, the Acknowledgment and Consent or the Lender Consent Letters by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.
     8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     9. Integration. This Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     11. Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:

     (a) submits for itself and its Property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York located in the borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 10.2 to the Credit Agreement;
     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
     (e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.
     12. Ratification. Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

TRONOX INCORPORATED
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX WORLDWIDE LLC
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC., as
Administrative Agent

By:	/s/ Michael E. Masters

Name:	Michael E. Masters
Title:	Authorized Signatory
[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A
ACKNOWLEDGMENT AND CONSENT
     Reference is made to (i) the First Amendment, dated as of March 12, 2007 (the “Amendment”), to the Credit Agreement, dated as of November 28, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among TRONOX INCORPORATED, a Delaware corporation (“Holdings”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC. and CREDIT SUISSE, as joint lead arrangers and joint bookrunners (in such capacity, the “Arrangers”), ABN AMRO BANK N.V., as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK, N.A. AND CITICORP USA, INC., as co-documentation agents (in such capacity, the “Documentation Agents”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”) and (ii) the Guarantee and Collateral Agreement, dated as of November 28, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Guarantee and Collateral Agreement”), made by each of the signatories thereto (together with any other entity that may become a party thereto as provided therein, the “Grantors”), in favor of the Administrative Agent for the benefit of the Secured Parties. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
     Each of the undersigned parties to the Guarantee and Collateral Agreement and the other Security Documents hereby (a) consents to the Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Amendment. This Acknowledgment and Consent shall constitute a Loan Document, as such term is defined in the Credit Agreement.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of March 12, 2007.

TRONOX INCORPORATED
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX FINANCE CORP.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX WORLDWIDE LLC
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

CIMARRON CORPORATION
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX HOLDINGS, INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

TRIPLE S MINERALS RESOURCES CORPORATION
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX PIGMENTS (SAVANNAH) INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRIPLE S REFINING CORPORATION
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

SOUTHWESTERN REFINING COMPANY, INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRANSWORLD DRILLING COMPANY
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

TRIANGLE REFINERIES, INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRIPLE S, INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX LLC
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT B
LENDER CONSENT LETTER
TRONOX WORLDWIDE LLC
CREDIT AGREEMENT DATED AS OF NOVEMBER 28, 2005

To:	Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue
New York, New York 10019
Attn: [ ]
Ladies and Gentlemen:
     Reference is made to the CREDIT AGREEMENT, dated as of November 28, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among TRONOX INCORPORATED, a Delaware corporation (“Holdings”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC. and CREDIT SUISSE, as joint lead arrangers and joint bookrunners (in such capacity, the “Arrangers”), ABN AMRO BANK N.V., as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK, N.A. AND CITICORP USA, INC., as co-documentation agents (in such capacity, the “Documentation Agents”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
     The Borrower has requested that the Required Lenders consent to the amendment of the provisions of the Credit Agreement solely on the terms described in the First Amendment, dated as of March 12, 2007, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Amendment”).
     Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Dated:__________, 2007
[Signature Page to First Amendment to Credit Agreement]

B-1